Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, AIG Debenture-Backed Series 2002-10
*CUSIP:  21988G429     Class     A-1
         21988GBU9     Class     A-2

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending January 31, 2010.


INTEREST ACCOUNT
----------------


Balance as of July 31, 2009                                             $0.00
         Scheduled Income received on securities                  $961,688.00
         Unscheduled Income received on securities                      $0.00
         Contribution from Trustee of small difference                  $0.00

LESS:
         Distribution to Class A-1 Holders                       -$864,093.14
         Distribution to Class A-2 Holders                        -$97,594.16
         Distribution to Depositor                                     -$0.00
         Distribution to Trustee                                       -$0.70
Balance as of February 1, 2010                                          $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of July 31, 2009                                             $0.00
         Scheduled principal payment received on securities             $0.00

LESS:
       Distribution to Holders                                         -$0.00
Balance as of February 1, 2010                                          $0.00


                UNDERLYING SECURITIES HELD AS OF February 1, 2010

           Principal Amount                  Title of Security
           ----------------                  -----------------

             $34,346,000        American International Group, successor to
                                SunAmerica, Inc. 5.60% Debentures due July 31,
                                2097

                                *CUSIP:  866930AG5


U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.